DELAWARE GROUP EQUITY FUNDS IV

Delaware Diversified Growth Fund

Institutional Class

Supplement to the Fund's Prospectus
dated November 30, 2001
(as revised May 1, 2002)

The following replaces the Fund's main investment strategies currently found in the Fund's Prospectus on page 2:

What are the Fund's main investment strategies?

We invest primarily in stocks of companies that we believe have growth potential. In evaluating companies, we use a three-fold approach. First, we rank a broad universe of companies using what is known as a quantitative model. We then do additional qualitative research on the companies that appear most promising. A quantitative approach generally utilizes a computer program to evaluate a large number of stocks based on a variety of pre-selected characteristics for the stocks. We combine that with additional hands-on research that might evaluate such factors as the quality of the company's management, new product lines, the outlook for the industry and competitive pressures they might be facing. We seek to identify companies that are highly ranked by our quantitative screening and also look promising from a qualitative perspective.

In the last step of the process, we review the Fund's portfolio in comparison to the Fund's benchmark, the Russell 1000 Growth Index, in order to help minimize deviations in overall portfolio characteristics and risk, in an attempt to both manage the portfolio's risk level, but also to provide consistent returns above that of the Fund's benchmark. The resulting stocks selected will typically have one or more of the following characteristics based on a comparison to the S&P 500 Composite Stock Index: higher expected earnings growth, higher expected revenue growth, improving earnings estimates, or better margins.

The following revises the similar information under "Our Investment Strategy" currently found in the Fund's Prospectus on page 4:

Our investment strategy

The Fund seeks to achieve its objective by investing primarily in the stocks of companies that have earnings that are increasing faster than the overall market. The Fund will generally invest in companies currently having a market capitalization of at least $1 billion. The manager seeks companies that have one or more of the following characteristics in relation to the market as represented by the S&P 500 Index:

  higher expected earnings growth;
  higher expected revenue growth;
  improving earning estimates; or
  stronger balance sheet.

The manager ranks a broad universe of stocks using quantitative models that assess each company on a variety of growth and value characteristics such as those mentioned above. Generally speaking, a growth oriented strategy typically concentrates on stocks with earnings that the manager believes will grow faster than the overall market. A value orientation, on the other hand, focuses on stocks that the manager believes are undervalued in price and will eventually be recognized by the market. A composite ranking is generated which seeks to identify companies with solid or improving fundamentals and favorable valuations. The manager will then perform qualitative assessments of these companies in selecting securities that the manager believes will best help the Fund achieve its objectives. In selecting portfolio securities, the manger will structure a portfolio that is weighted towards those securities that are more highly ranked by the quantitative models. In the final step of the investment process, we look at the entire portfolio to assess deviation between the Fund's portfolio and its benchmark, including such factors as risk and industry diversification deviation in analyzing the portfolio and considering making adjustments.

This Supplement is dated June 30, 2002.